SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials: N/A

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

            The Annual General Meeting of Shareholders of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), a Bermuda company, will be held at the Elbow Beach Hotel, 60 South Shore Road, Paget, Bermuda, on May 22, 2003 at 11:00 A.M., for the following purposes:

1.	To elect eight directors to serve until the next Annual General Meeting of Shareholders;

2.

To approve an amendment to the Central European Media Enterprises Ltd. 1995 Stock Option Plan to provide for 212,000 additional shares and an extension of the plan expiration date to May 21, 2013, as described in the attached Proxy Statement;

3.	To receive and adopt the financial statements of the Company for the Company’s fiscal year ended December 31, 2002, together with the auditors’ report thereon; and

4.	To appoint Deloitte & Touche as the independent auditor for the Company for 2003 and to authorize the directors acting by the audit committee to approve their fee.

The approval and adoption of each matter to be presented to the shareholders is independent of the approval and adoption of each other matter to be presented to the shareholders.

Only shareholders of record at the close of business on April 1, 2003 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

Nicolas G. Trollope
Secretary

Hamilton, Bermuda

April 28, 2003

IMPORTANT: The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
May 22, 2003

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company” or “CME”), a Bermuda company, for use at the Annual General Meeting of Shareholders of the Company (the “Meeting”) to be held at the Elbow Beach Hotel, 60 South Shore Road, Paget, Bermuda, on May 22, 2003, at 11:00 A.M., and at any adjournments thereof.

            Shareholders may vote their shares by signing and returning the proxy card accompanying this Proxy Statement. Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Meeting in accordance with the directions given therein. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on each matter to be voted upon at the Meeting constitutes a quorum as to each such matter. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes, but abstentions and broker “non-votes” are not counted in the tabulations of the votes cast on proposals presented to shareholders. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner or has discretionary power but elects not to exercise it.

            The registered office of the Company is located at Clarendon House, 2 Church Street, Hamilton HM CX, Bermuda.  Certain subsidiaries of Central European Media Enterprises Ltd. also maintain offices at Aldwych House, 71-91 Aldwych, London WC2B 4HN, England. The date on which this Proxy Statement and the enclosed form of proxy will be first sent to shareholders is on or about April 28, 2003.

            Shareholders of record of the Class A Common Stock, par value $.08 per share, of the Company (the “Class A Common Stock”) at the close of business on April 1, 2003, shall be entitled to one vote for each share then held. Shareholders of record of the Class B Common Stock, par value $.08 per share, of the Company (the “Class B Common Stock”) at the close of business on April 1, 2003 shall be entitled to ten votes for each share then held. The Class A Common Stock and the Class B Common Stock shall be voted on all matters presented as a single class. There were issued and outstanding at the close of business on April 1, 2003, 9,261,884 shares of Class A Common Stock and 3,967,368 shares of Class B Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information as of April 1, 2003 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock and also sets forth certain information with respect to voting power and percentage of ownership as of April 1, 2003, by (i) each shareholder known by the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities, (ii) each director of the Company, (iii) the Chief Executive Officer and the other executive officers of the Company and (iv) all directors and executive officers of the Company as a group.  Except as otherwise noted below, each of the shareholders identified in the table has sole voting and investment power over the shares beneficially owned by such person.  Please note that the share information below has been adjusted to reflect (i) a two-for-one stock split payable on August 23, 2002 to holders of record of the Company’s Common Stock on August 16, 2002; and (ii) a two-for-one stock split payable on January 10, 2003 to holders of record of the Company’s Common Stock on December 30, 2002.

	Beneficial		Beneficial
	Ownership of		Ownership of		Common Stock
	Class A Common		Class B Common
	Stock(a)		Stock		% of	%
					Voting	Owner-
Name of Beneficial Owner	Number	Percent	Number	Percent	Power(b)	ship(b)

Ronald S. Lauder(1)(9)	132,252(18)	1.4%	3,660,136(25)	91.0%	74.2%	28.5%
Frederic T. Klinkhammer	595,167(19)	6.0	--	--	1.2	4.3
Jacob Z. Schuster	3,600(20)	*	--	--	*	*
Mark Wyllie(2)	62,134(21)	*	--	--	*	*
Marie-Monique Steckel	3,600(20)	*	--	--	*	*
Alfred W. Langer	3,600(20)	*	--	--	*	*
Charles R. Frank, Jr	1,600(22)	*	--	--	*	*
Herbert A. Granath	1,600(22)	*	--	--	*	*
Robert E. Burke	20,000(23)	*	--	--	*	*
Bruce Maggin	--	--	--	--	--	--
Wallace Macmillan	--	--	--	--	--	--

All directors and executive officers as a group (11 persons)	823,553(24)	8.3	3,660,136(25)	91.0	74.6	32.1

Mark A. Riely(3)(10)	1,740,248	18.8	--	--	3.6	13.2
Curtis Alexander(3)(11)	1,199,948	13.0	--	--	2.5	9.1
Media Group Investors L.P.(3)(12)	985,180	10.6	--	--	2.0	7.5
Stephen L. Farley(4)(13)	886,872	9.6	--	--	1.8	6.7
Labrador Partners L.P.(4)(14)	800,000	8.6	--	--	1.6	6.1
ValueVest Management Company, LLC(5)(15)	482,128	5.2	--	--	1.0	3.6
ValueVest Partners, L.P.(5)(15)	384,528	4.2	--	--	0.8	2.9
Mark B. Bakar(5)(15)	482,128	5.2	--	--	1.0	3.6
Leonard A. Lauder(6)(16)	--	--	684,276	17.3	14.0	5.2
EL/RSLG Media, Inc.(1)(17)	--	--	323,444	8.2	6.6	2.4
SISU Capital Limited(7)	610,000	6.6	--	--	1.3	4.6
VR Distressed Assets Fund Ltd.(8)	482,000	5.2	--	--	1.0	3.6

________________________
* Less than 1.0%

(a)

Does not include 3,967,368 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock.  Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock for no additional consideration on a share-for-share basis.

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(b)

Represents the percentage of total voting power and the percentage ownership of the Class A Common Stock and the Class B Common Stock currently beneficially owned by each identified shareholder and all directors and executive officers as a group.  The Class A Common Stock and the Class B Common Stock are the only authorized classes of the Company’s capital stock with shares outstanding.

(1)	The address of each of the shareholders indicated is Suite 4200, 767 Fifth Avenue, New York, New York 10153.

(2)	These shares are owned beneficially by Mr. Wyllie and include 4,000 shares of Class A Common Stock owned by Anne Marie Hennessy, who is a member of Mr. Wyllie’s household.

(3)

Information in respect of the beneficial ownership of Mark A. Riely, Curtis Alexander and Media Group Investors L.P. (other than percentage ownership) is based upon a statement on Schedule 13G/A filed on February 14, 2003 jointly by such persons.  The address of Mr. Riely is 122 East 55th Street, New York, New York 10022.  The address of Mr. Alexander is 365 Boston Post Road, Suite 210, Sudbury, Massachusetts 01776.  The address of Media Group Investors L.P. is 122 East 55th Street, New York, New York 10022.

(4)

Information in respect of the beneficial ownership of Stephen L. Farley and Labrador Partners L.P. (other than percentage ownership) is based upon a statement on Schedule 13G/A filed on February 13, 2003 jointly by such persons.  The address of Mr. Farley and Labrador Partners L.P. is 655 Third Avenue, Suite 2520, New York, New York 10017.

(5)

Information in respect of the beneficial ownership of ValueVest Management Company, LLC, ValueVest Partners, L.P. and Mark B. Bakar (other than percentage ownership) is based upon a statement on Schedule 13G/A filed on February 14, 2003 jointly by such persons.  The address of ValueVest Management Company, LLC, ValueVest Partners, L.P. and Mark B. Bakar is 3288 Steiner Street, Suite 200, San Francisco, California 94123.

(6)

Information in respect of the beneficial ownership of Leonard A. Lauder (other than percentage ownership) is based upon a statement on Schedule 13D filed by him.  The address of Mr. Leonard Lauder is c/o The Estée Lauder Companies Inc., 767 Fifth Avenue, New York, New York 10153.

(7)

Information in respect of the beneficial ownership of SISU Capital Limited (other than percentage ownership) is based upon a statement on Schedule 13G/A filed on February 14, 2003.  The address of SISU Capital Limited is c/o Citco Fund Services (Dublin) Limited, Custom House Plaza, Block 6, International Financial Services Centre, Dublin 1, Ireland.

(8)

Information in respect of the beneficial ownership of VR Distressed Assets Fund Ltd. (other than percentage ownership) is based upon a statement on Schedule 13G filed on July 19, 2002.  The address of VR Distressed Assets Fund Ltd. is P.O. Box 32021 SMB, Anchorage Centre, 2nd Floor, Grand Cayman, Cayman Islands, British West Indies.

(9)

60,016 of the shares of Class B Common Stock listed are owned directly by Ronald S. Lauder, 1,692,708 of the shares of Class B Common Stock are owned beneficially by RSL Investments Corporation, 1,136,248 of the shares of Class B Common Stock are owned beneficially by RSL Capital LLC and 288,892 of the shares of Class B Common Stock are owned beneficially by Duna Investments, Inc., all of which are owned by Mr. Lauder.  105,228 of the shares of Class B Common Stock are held by RAJ Family Partners L.P. and beneficially owned by Mr. Lauder, and 323,444 of the shares of Class B Common Stock are held by EL/RSLG Media, Inc., of which 50% of the common stock outstanding is beneficially owned by the 1995 Estée Lauder RSL Trust and beneficially owned by Mr. Lauder.

(10)

518,700 of these shares are owned directly by Mark A. Riely (“Riely”), 17,000 of these shares are owned by an IRA F/B/O Riely, 6,000 of these shares are owned by a SEP IRA F/B/O Riely, 985,180 of these shares are owned by Media Group Investors, L.P. which has a sole general partner, Media Group Management, Inc., of which Riely is a 75% shareholder and 213,368 of these shares are owned by Media Group Investments, Ltd., which has as its investment advisor Vercingetorix Corp., of which Riely is a 50% shareholder.

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(11)

1,000 of these shares are owned by an IRA F/B/O Alexander, 400 of these shares are owned by a SEP IRA F/B/O Alexander, 985,180 of these shares are owned by Media Group Investors, L.P. which has a sole general partner, Media Group Management, Inc., of which Alexander is a 25% shareholder.  213,368 of these shares are owned by Media Group Investments, Ltd., which has as its investment advisor Vercingetorix Corp. of which Alexander is a 50% shareholder.

(12)

The shares owned by Media Group Investors L.P. (“MGI”) are also included in the shares owned by Mark Riely and Curtis Alexander who are 75% and 25% shareholders respectively of Media Group Management, Inc., MGI’s sole general partner.

(13)

Consists of (i) 800,000 shares reported as being beneficially owned by Labrador Partners L.P. and (ii) 86,872 shares reported as being beneficially owned by Farley Capital L.P.  Mr. Farley is the managing general partner of each of Labrador Partners L.P. and Farley Capital L.P.

(14)	These shares are also included in the shares reported as being beneficially owned by Stephen L. Farley, the managing general partner of Labrador Partners L.P.

(15)

ValueVest Management Company, LLC, ValueVest Partners, L.P. and Mark B. Bakar jointly filed a statement on Schedule 13G/A on February 14, 2003 wherein (i) ValueVest Management Company, LLC claims shared voting and dispositive power over 482,128 shares of Class A Common Stock; (ii) ValueVest Partners, L.P. claims shared voting and dispositive power over 384,528 shares of Class A Common Stock; and (iii) Mark B. Bakar claims shared voting and dispositive power over 482,128 shares of Class A Common Stock.  Such reporting persons disclaim the existence of a group.  Since Mark B. Bakar serves as the managing member of ValueVest Management Company, LLC, which serves as the general partner of ValueVest Partners, L.P., it would appear (although it is not explicitly so stated in the Schedule 13G/A) that these filers together own 482,128 shares of Class A Common Stock.

(16)

142,616 of the shares of Class B Common Stock listed are owned directly by Leonard A. Lauder, 323,444 of the shares of Class B Common Stock are held by EL/RSLG Media, Inc., of which 50% of the common stock outstanding is beneficially owned by the 1995 Estée Lauder LAL Trust, of which Leonard A. Lauder is a co-trustee and beneficiary and 218,216 of the shares of Class B Common Stock are held by LWG Family Partners L.P., a partnership whose managing partner is a corporation which is one-third owned by Mr. Lauder.

(17)	These shares are also included in the shares reported as being beneficially owned by Ronald S. Lauder and Leonard A. Lauder.

(18)

Includes (i) 5,000 shares of Class A Common Stock underlying options which are currently exercisable at $46.00 per share and which expire on August 1, 2007; and (ii) 3,250 shares of Class A Common Stock underlying options which are currently exercisable at an initial exercise price of $44.65 per share, which exercise price increases on the first day of each calendar quarter by one-quarter of 5.57% and which expire on June 8, 2008.  Does not include 1,750 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which had an initial exercise price of $44.65 per share, which exercise price increases on the first day of each calendar quarter by one-quarter of 5.57% and which expire on June 8, 2008.

(19)

Includes (i) 528,000 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $2.969 and which expire on March 8, 2007; (ii) 32,000 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $0.313 and which expire on March 31, 2011; and (iii) 34,667 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $4.275 and which expire on March 31, 2012.  Does not include (i) 16,000 shares of Class A Common Stock underlying options with an exercise price per share of $0.313 which are not currently exercisable and which will not become exercisable within 60 days and which expire on March 31, 2011; and (ii) 69,333 shares of Class A Common Stock underlying options with an exercise price per share of $4.275 and which not become exercisable within 60 days and which expire on March 31, 2012.

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(20)

Includes (i) 1,000 shares of Class A Common Stock underlying options which are currently exercisable at a price of $0.495 per share and which expire on May 18, 2011; (ii) 1,000 shares of Class A Common Stock underlying options which will become exercisable within 60 days, at a price of $0.588 per share and which expire on May 18, 2011; and (iii) 1,600 shares of Class A Common Stock underlying options which will be exercisable at a price of $3.916 per share as of May 15, 2003 and which will expire on May 15, 2012.  Does not include (i) 3,000 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $0.588 per share and which expire on May 18, 2011; and (ii) 6,400 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $3.916 per share and which expire on May 15, 2012.

(21)

Includes (i) 26,667 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $0.313 per share and which expire on March 31, 2011; and (ii) 2,667 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price per share of $4.275 and which expire on March 31, 2012.  Does not include (i) 13,333 shares Class A Common Stock underlying options with an exercise price per share of $0.313 which are not currently exercisable and which will not become exercisable within 60 days and which expire on March 31, 2011; and (ii) 5,333 shares of Class A Common Stock underlying options with an exercise price per share of $4.275 which are not currently exercisable and which will not become exercisable within 60 days and which expire on March 31, 2012.

(22)

Includes 1,600 shares of Class A Common Stock underlying options which will be exercisable at a price of $3.916 per share as of May 15, 2003 and which expire on May 15, 2012.  Does not include 6,400 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $3.916 per share and which expire on May 15, 2012.

(23)

Includes 20,000 shares of Class A Common Stock underlying options which are currently exercisable at an exercise price of $4.275 per share and which expire on March 31, 2012.  Does not include 40,000 shares of Class A Common Stock underlying options with an exercise price of $4.275 per share which are not currently exercisable and which will not become exercisable within 60 days and which will expire on March 31, 2012.

(24)

Includes 666,253 shares of Class A Common Stock underlying options which are currently exercisable or which will become exercisable within 60 days.  Does not include 186,749 shares of Class A Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days.

(25)

Includes (i) 50,000 shares of Class B Common Stock underlying options which are currently exercisable at an exercise price of $47.85 per share and which expire on August 1, 2007; (ii) 2,000 shares of Class B Common Stock underlying options which are currently exercisable, or which will become exercisable within 60 days, at a price of $0.525 per share and which expire on May 18, 2011; and (iii) 1,600 shares of Class B Common Stock underlying options which will be exercisable at a price of $4.112 per share as of May 15, 2003 and which will expire on May 15, 2012.  Does not include (i) options for 3,000 shares of Class B Common Stock underlying options, which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $0.525 per share and which expire on May 18, 2011; and (ii) 6,400 shares of Class B Common Stock underlying options which are not currently exercisable and which will not become exercisable within 60 days, but which have an exercise price of $4.112 per share and which expire on May 15, 2012.

5

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Company’s equity securities to file certain reports (“Section 16 Reports”) with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company’s review of the Section 16 Reports furnished to the Company and written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2002, all filing requirements under Section 16(a) applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

ELECTION OF DIRECTORS

            Eight directors will be nominated for election at the Meeting to serve until the Company’s next annual general meeting of shareholders.  The election of directors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of proxy will be voted FOR the persons listed below.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve. There is no arrangement or understanding between any director and any other person pursuant to which such person was selected as a director.

			Year
			Became a
Name of Nominee	Principal Occupation	Age	Director

Ronald S. Lauder	Nonexecutive Chairman of the Board of the Company	59	1994

Frederic T. Klinkhammer	Vice-Chairman, Chief Executive Officer and Director	58	1999

Jacob Z. Schuster	Consultant	54	1999

Marie-Monique Steckel	Consultant to Ronald S. Lauder	63	1999

Alfred W. Langer	Consultant	52	2000

Charles R. Frank, Jr.	Financial Advisor	65	2001

Herbert A. Granath	Chairman Emeritus, ESPN	74	2002

Bruce Maggin	Principal, the H.A.M. Media Group, LLC	59	2002

            Ronald S. Lauder, a founder of the Company, has served as nonexecutive Chairman of the Board of the Company since its incorporation in 1994.  Mr. Lauder is also the co-founder, and served as the Chairman, of RSL Communications, Ltd., an international telecommunications company, from 1994 until 2001.  Mr. Lauder is a principal shareholder and a director of The Estée Lauder Companies, Inc. (“Estée Lauder”) and has served as Chairman of Estée Lauder International and Chairman of Clinique Laboratories, Inc., divisions of Estée Lauder, since returning to the private sector from government service in 1987.  From 1986 until 1987, Mr. Lauder served as U.S. Ambassador to Austria.  From 1983 to 1986, Mr. Lauder served as Deputy Assistant Secretary of Defense for European and NATO Affairs.  Mr. Lauder currently is a director of Estée Lauder.  He is Chairman of the Board of Trustees of the Museum of Modern Art, President of the Jewish National Fund, Chairman of the International Public Committee of the World Jewish Restitution Organization, Treasurer of the World Jewish Congress, former Chairman of the Council of Presidents of American Jewish Organizations, a member of the Board of Governors of the Joseph H. Lauder Institute of Management and International Studies at the University of Pennsylvania and a member of the Visiting Committee of the Wharton School at the University of Pennsylvania.  He received his B.S. in International Business from the Wharton School of the University of Pennsylvania.

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            Frederic T. Klinkhammer has served as Vice-Chairman and Chief Executive Officer since March  2003 and as President and Chief Executive Officer of the Company since March 1999.  Mr. Klinkhammer also served as President and Chief Executive Officer of CME Development Corporation from March 1999 to February 2003.  From January 1998 until March 1999, Mr. Klinkhammer served as Chief Operating Officer and Executive Vice President of the Company and as Chief Operating Officer, Executive Vice President and Managing Director of CME Development Corporation.  From July 1992 to December 1997, Mr. Klinkhammer operated an international broadcasting and telecommunications consulting practice.  Mr. Klinkhammer was founding Chief Executive Officer of MediaLinx, the multimedia arm of BCE Inc., from March 1993 to August 1996 and was responsible for the creation of Sympatico, Canada’s largest internet service provider.  Mr. Klinkhammer was President and Chief Executive Officer of IMAX Corporation from August 1990 to June 1992, during which time that company produced its first two feature length films.  From March 1984 to August 1990, Mr. Klinkhammer served as President and Chief Executive Officer of First Choice, Canada’s largest pay television company.  From March 1983 to March 1984, Mr. Klinkhammer served as Chief Executive Officer of Cablenet Ltd., a multi system cable operator with operations in the U.S. and Canada.  From January 1974 to March 1983, Mr. Klinkhammer served as Vice President-Finance and later Vice President and General Manager of Citytv in Toronto, Canada.  Mr. Klinkhammer, a certified Management Accountant, is a graduate of Ryerson Polytechnical Institute in Business.

            Jacob Z. Schuster has served as a Director of the Company since 1999. Mr. Schuster has served as the President of RSL Investments Corporation since 2001 and was the Executive Vice President from March 1994 until 2001.  From November 1995 until 2001, Mr. Schuster was President and Treasurer of RSL Management Corporation.  Mr. Schuster served as Executive Vice President and Assistant Secretary of RSL Communications, Ltd., an international telecommunications company, from 1994 until December 1999, its Treasurer from 1994 through 1998 and its Chief Financial Officer from February 1997 until December 1998.  From 1986 to 1992, Mr. Schuster was a General Partner and the Treasurer of Goldman, Sachs & Co.  Mr. Schuster received a B.S. degree from Johns Hopkins University and an M.B.A. degree from Baruch College.

            Marie-Monique Steckel has served as a Director of the Company since 1999.  Ms. Steckel has served as a consultant to Ronald S. Lauder since September 1999.  From 1979 to September 1999, Ms. Steckel served as the President of France Telecom North America, a telecommunications company.  Ms. Steckel received a political science degree from the Institute d’Etudes Politiques in Paris and did graduate work at Yale and Harvard Business School.

            Alfred W. Langer has served as a Director of the Company since 2000.  Mr. Langer currently serves as a consultant to a number of privately held, mostly German companies, engaged in the area of mergers and acquisitions, structured financing and organizational matters.  Mr. Langer served as Chief Financial Officer of Solvadis AG, a German based chemical distribution and trading company, from July 2001 until June 2002.  Mr. Langer served as Treasurer of Celanese AG, a German listed chemical company, from October 1999 until May 2001.  From June 1997 until October 1999, Mr. Langer served as Chief Financial Officer of Celanese Corp., a U.S. chemical company.  Mr. Langer served as Chief Financial Officer of Hoechst Trevira GmbH, a producer of synthetic fibers, from October 1994 until July 1997.  From 1988 until September 1994, Mr. Langer served as a member of the Board of Management of Hoechst Holland N.V., a regional production and distribution company.  Mr. Langer received an M.B.A. degree from the University GH Siegen.

            Charles R. Frank, Jr. has served as a Director of the Company since 2001.  Mr. Frank currently serves as an advisor to LNM Holdings; a consultant for Trination Management and Development; a non-executive Chairman of Baneasa Investments, S.A.; and a director for VimpleCom.  Mr. Frank was First Vice President at the European Bank for Reconstruction and Development (EBRD), and was Head of the EBRD Banking Department from 1997 until August 2001.  The EBRD Banking Department originates, executes and manages EBRD’s debt and equity investments in central and eastern Europe and the former Soviet Union.  Mr. Frank was Managing Director of the Structured Finance Group at GE Capital (a financial services company), and Vice President of GE Capital Services from 1988 to 1997.  Mr. Frank served as Chief Executive Officer of Frank and Company from 1987 to 1988, and Vice President of Salomon Brothers from 1978 until 1987.  Mr. Frank has held senior academic and government positions, including Deputy Assistant Secretary of State and Chief Economist at the U.S. Department of State, Senior Fellow at the Brookings Institution, Professor of Economics and International Affairs at Princeton University, and Assistant Professor of Economics at Yale University.  Mr. Frank graduated from Rensselaer Polytechnic Institute with a B.S. in mathematics and economics before completing a Ph.D. in economics at Princeton University.

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            Herbert A. Granath has served as a Director of the Company since January 2002.  Mr. Granath is Chairman Emeritus, ESPN, a cable sports network and Senior Content Advisor, Callahan Associates International LLC, a leading European cable communications operator since 2000.  He has served on the Board of Veronis, Suhler & Associates, Fund III, a billion-dollar fund investing in worldwide media since 1999.  Mr. Granath was employed by ABC for over 35 years and was Chairman, Disney/ABC International (an international broadcasting company) from 1996 to January 1998 where he pioneered many aspects of ABC’s expanding television business, including its successes in the cable and international programming arenas.  He served as Chairman of the Board of ESPN and Senior Vice President of ABC, Inc. from 1998 until 2001.  He also served as Chairman of the Board of A&E, The History Channel, The Biography Channel and Lifetime Television, and was a founding partner and Board member of Eurosport, the largest cable network in Europe. He also served on the Boards of Telefunf, RTL2 and TM3 networks in Germany, SBS Broadcasting SA (SBS) and TVA, the Brazilian Pay-TV company.  Included in the awards Mr. Granath has received are two Tony awards, along with six Tony nominations, an International EMMY (Lifetime Achievement in International TV), as well as a U.S. EMMY (Lifetime Achievement in Sports Television).

            Bruce Maggin has served as a Director of the Company since September 2002.  Mr. Maggin has served as Principal of the H.A.M Media Group, LLC, an international media investment company since 1997.  From 1999 to 2002, Mr. Maggin served as the Chief Executive Officer of TDN Media, Inc., a joint venture between Thomson Multimedia, NBC Television and Gemstar-TV Guide International, a new media sales company.  Mr. Maggin also currently holds directorships in Avalon Digital Marketing Systems, Inc. and Phillips-Van Heusen Corporation.

Committees of the Board

            The Board of Directors has an Audit Committee which is composed of Messrs. Frank, Langer and Maggin.  Until Mr. Maggin was appointed to the Board of Directors in September 2002, the Audit Committee was composed of Messrs. Frank and Langer (Nicolas Trollope, the Secretary of the Company and a partner in the law firm of Conyers Dill & Pearman, Bermuda counsel to the Company, was a member of the Audit Committee until April 2002).  The Audit Committee is responsible for approving the appointment of the independent auditors to be retained by the Company, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring the Company’s financial policies and control procedures.

            The current members of the Audit Committee satisfy the independence requirements set forth in Rule 4200 of the National Association of Securities Dealers’ listing standards.  For a period of time after the 2002 annual meeting, when Mr. Trollope no longer served as a member of the Board of Directors, the Company’s Audit Committee consisted only of Messrs. Frank and Langer.  Mr. Maggin’s appointment restored the Audit Committee to three members.  The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in June 2000.  An amended and restated Audit Committee charter was subsequently adopted by the Board of Directors on November 20, 2002 and amended as of March 27, 2003, a copy of which is attached as Exhibit A hereto.  During the fiscal year ended December 31, 2002 the Audit Committee met on four occasions.

            The Board of Directors has a Compensation Committee which is composed of Messrs. Maggin and Schuster and Ms. Steckel.  Until Mr. Lauder resigned from the Compensation Committee in March 2003 and Mr. Maggin was appointed in his place, the Compensation Committee was composed of Messrs. Lauder and Schuster and Ms. Steckel.  The Compensation Committee is responsible for determining executive compensation policies and guidelines and for administering the Company’s 1994 Stock Option Plan (the “1994 Stock Option Plan”) and the Company’s 1995 Stock Option Plan (the “1995 Stock Option Plan”; collectively, the 1994 Stock Option Plan and the 1995 Stock Option Plan may be referred to as the “Stock Option Plans”), including granting options and setting the terms thereof pursuant to such Plans.  In addition, the Compensation Committee is responsible for reviewing and approving executive management agreements.  During the fiscal year ended December 31, 2002, the Compensation Committee met on  two occasions.

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            During the fiscal year ended December 31, 2002, the Board of Directors met, or acted by unanimous consent, on ten occasions.  Each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees of the Board on which they served during the periods that they served.

There is no family relationship among any directors or executive officers of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE EIGHT NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS.

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EXECUTIVE OFFICERS

Set forth below is certain information describing the Company’s executive officers who are not nominees for director:

            Robert E. Burke, age 51, has served as President and Chief Operating Officer since March 2003 and as Vice President and Chief Operating Officer of the Company since July 2001. From 1999 to 2001, Mr. Burke served as Executive Vice President of Microcast, Inc., an internet broadcasting company which filed for bankruptcy protection in the State of Delaware on or about December 1, 2000.  From 1995 to 1998, Mr. Burke served as President and Chief Executive Officer of WTN, a subsidiary of ABC based in London, United Kingdom.  WTN was a diversified global news and television production company and, prior to its sale, provided news, sports, entertainment, business, and corporate programming to virtually all the world's broadcasters (including all of the stations owned by the Company) via a global 24-hour satellite network.  Mr. Burke was Vice President of WTN from 1984 to 1995 and previously worked as a reporter, producer, and manager for ABC News in Washington and New York from 1980 until 1984.  Mr. Burke has a BA (History) from Washington University, St. Louis, Missouri.

            Mark Wyllie, age 39, was appointed Vice President – Tax and Planning in March 2003.  Mr. Wyllie served as Vice President – Finance of the Company from February 2001 until March 2003 and previously served as Finance Director since September 2000.  Mr. Wyllie, a Chartered Certified Accountant, served in various finance roles within United Biscuits from September 1988 until July 2000.  United Biscuits is a multi-national manufacturer and distributor of biscuits, confectioneries and other food products.  From 1998 to 2000 Mr. Wyllie was Finance Director for Asia and Central and Eastern Europe for United Biscuits in charge of operations in Poland, Hungary and Romania as well as the Far East.  From 1986 to 1988 Mr. Wyllie served as a consultant with Metapraxis Ltd, a small, financially oriented software consultancy.  Mr. Wyllie received his honors degree from Oxford University.

            Wallace Macmillan, age 45, was appointed Vice President – Finance and Chief Financial Officer in March 2003.  Mr. Macmillan served as Vice President of Finance for the EMI Recorded Music Division of EMI Group PLC from October 1999 until September 2001.  Prior to that, Mr. Macmillan was the Chief Financial Officer for EMI’s Virgin Sector and Latin America and South East Asian regions from April 1997 to September 1999.

            On March 17, 2003, Mr. Macmillan entered into an employment agreement with a wholly-owned subsidiary of the Company.  Under the employment agreement, Mr. Macmillan is entitled to receive an aggregate annual salary of UK £ 160,000, which may be increased each March at the Company’s discretion.  Mr. Macmillan has the opportunity to earn an annual cash bonus for a pro rata portion of 2003 and each full year thereafter with a target amount of 33 1/3% of yearly compensation (“Macmillan Target Amount”), and is based upon the performance of the Company on a combined EBITDA basis in relation to budgeted goals and also on personal performance goals.  If 85% of the budgeted goal is achieved, Mr. Macmillan will be eligible for a bonus of 50% of the Macmillan Target Amount.  If EBITDA is 150% of budget, Mr. Macmillan will be eligible for a bonus payment of up to 200% of the Macmillan Target Amount.  Mr. Macmillan’s employment agreement also contains non-competition provisions applicable for a one year period following the termination of the agreement, prohibits Mr. Macmillan from using confidential information of the Company during the term of the employment agreement and thereafter, and specifies certain benefits and perquisites that Mr. Macmillan shall be entitled to receive.  Mr. Macmillan’s employment agreement is for an indefinite term.  However, the Company’s wholly-owned subsidiary may terminate the employment agreement upon 12 months written notice or at any time if the Company’s subsidiary makes a payment in lieu of notice.  Mr. Macmillan may terminate his employment at any time for good reason or with 90 days notice for any reason.

There is no arrangement or understanding between any executive officer and any other person regarding selection as an executive officer.

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EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table summarizes all plan and non-plan compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer, President and Chief Operating Officer and Vice President -  Tax and Planning, who were the Company’s only executive officers during 2002 (together, the “Named Executive Officers”) who either served as executive officers during, or were serving as executive officers at the end of, the last completed fiscal year ended December 31, 2002, for services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three fiscal years.

					Long-Term Compensation

					Awards
	Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and		Salary	Bonus	Compensation	Options/SARs	Compensation
Principal Position	Year	$	$	$	#	$

Frederic T. Klinkhammer	2002	430,128	900,000	157,966(4)	104,000	3,500 (6)
Vice Chairman and Chief Executive	2001	392,749	600,000	153,473 (4)	48,000	2,700 (6)
Officer (1)	2000	363,192	367,500	161,028 (4)	528,000	2,700 (6)

Robert E. Burke
President and Chief Operating	2002	327,567	83,547	--	60,000	3,500 (6)
Officer (2)	2001	120,323	--	28,075 (5)	--	2,700(6)

Mark Wyllie	2002	184,441	44,987	--	8,000	3,500 (6)
Vice President - Tax and Planning (3)	2001	168,642	35,839	--	40,000	2,700 (6)
	2000	44,321	37,345	--	--	--

______________________
(1)	Became Vice-Chairman and Chief Executive Officer in March 2003; previously President and Chief Executive Officer since March 1999.
(2)	Became President and Chief Operating Officer in March 2003; previously Vice President and Chief Operating Officer since July 2001.
(3)

Became Vice President – Tax and Planning in March 2003.  Served as Vice President – Finance of the Company from February 2001 until March 2003 and Finance Director of the Company from September 2000 until February 2001.

(4)	Represents an expatriate premium paid by the Company pursuant to the terms of an employment agreement.
(5)	Represents an allowance paid by the Company pursuant to the terms of an employment agreement until such time as options to purchase Class A Common Stock were issued to Mr. Burke.
(6)	Represents life insurance benefits paid by the Company.

            No restricted stock, stock appreciation rights or long-term incentive plan awards (all as defined in the proxy regulations of the Securities and Exchange Commission) were awarded to, earned by, or paid to the Named Executive Officers during the time periods described above.

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Option Grants In Last Fiscal Year

            The following table sets forth information with respect to grants of options to purchase shares of Class A Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2002.

	Individual Grants

	Number of Securities	Percent of Total Options/SARs Granted to			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
	Underlying	Employees	Exercise or
	Options/SARs	in Fiscal	Base Price	Expiration	5%	10%
Name	Granted	Year	($/sh) (1)	Date (2)	($)	($)

Frederic T. Klinkhammer	104,000	57.78%	$ 4.275	3/31/12	$ 279,607	$ 708,578

Robert E. Burke	60,000	33.33%	$ 4.275	3/31/12	$ 161,311	$ 408,795

Mark Wyllie	8,000	4.44%	$ 4.275	3/31/12	$ 21,508	$ 54,506
____________________
(1)

The exercise price is set by the Compensation Committee, but may be not less than the fair market value of the Common Stock on the date of grant of the option.  All options shown were granted on April 1, 2002.

(2)	Options will vest in three equal installments on each of the first three anniversaries of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

            The following table sets forth information with respect to each exercise of stock options during the fiscal year ended December 31, 2002 by the Named Executive Officers and the value at December 31, 2002 of unexercised stock options held by the Named Executive Officers.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-end (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(1) Exercisable/Unexercisable

Frederic T. Klinkhammer	0	0	544,000/136,000	$4,683,500/$1,109,400
Robert E. Burke	0	0	0 / 60,000	$0/$433,500
Mark Wyllie	0	0	13,333 / 34,667	$149,167/$356,133
_________________
(1)	Fair market value of securities underlying the options at fiscal year end minus the exercise price of the options.

Compensation of Directors

            The Company pays a cash fee to each of its non-employee directors of $25,000 per annum (except Messrs. Lauder and Schuster and Ms. Steckel do not receive such a cash payment from the Company).  This was increased from $10,000 per annum on December 5, 2001.  In addition, on the day of each annual general meeting of the Company’s shareholders during the term of the 1995 Stock Option Plan, each non-employee director of the Company (including for these purposes the Chairman) who has served as a director since the last annual general meeting of shareholders will be granted options to purchase 8,000 shares (or, in the case of the Chairman, such higher number as the Board of Directors shall determine) of Class A Common Stock (in the case of the Chairman, Class B Common Stock if such grant is approved by the Board).  For the non-employee directors, the exercise price of the options will equal the average of the closing price of a share of Class A Common Stock for the 10 business days following the annual meeting (105% of the fair market value of a share of Class A Common Stock in the case of an option to acquire Class B Common Stock).  The options will vest over the five-year period from the date of grant and will expire 10 years from the date of grant.

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            The Company reimburses each director for expenses in connection with attending meetings of the Board of Directors.  Alfred W. Langer, Charles R. Frank, Jr. and Bruce Maggin are paid a per diem rate of $1,000 for acting on the Audit Committee.  Otherwise, no separate compensation is paid to any director for serving on committees.  Directors who are also employees of the Company receive no additional compensation for service as a director.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Frederic T. Klinkhammer

            Frederic T. Klinkhammer has employment agreements dated as of January 1, 1998 and amended as of March 23, 1999 with the Company and a wholly-owned subsidiary of the Company.  The employment agreements provide that Mr. Klinkhammer will serve as President and Chief Executive Officer of the Company and such subsidiary. In February 2003, Mr. Klinkhammer ceased to be employed by the subsidiary and since then has worked full time solely for the Company. As of March 2003 Mr. Klinkhammer was made Vice Chairman and Chief Executive Officer of the Company.  Prior to March 23, 1999, under the employment agreements, Mr. Klinkhammer served as Executive Vice President and Chief Operating Officer of the Company and Executive Vice President, Managing Director and Chief Operating Officer of such subsidiary.  Pursuant to Mr. Klinkhammer’s employment agreement with the Company, as amended, the Company was required to name Mr. Klinkhammer to its Board of Directors and the Board is required to nominate Mr. Klinkhammer for election and re-election to the Board of Directors of the Company during his term of employment with the Company.  Under the employment agreements, Mr. Klinkhammer was originally entitled to receive a base salary of $350,000 per year which is increased annually, commencing on March 23, 2000, by 5% or such greater amount determined at the option and sole discretion of the Compensation Committee, and an expatriate premium of UK £104,000 per annum (plus an additional amount based on the increase in the consumer price index in the London metropolitan area). The employment agreements provide for an annual cash bonus opportunity of 75% of base salary if performance is at 100% of target performance goals established by the Compensation Committee for such year and 100% of his base salary if performance is at or above 150% of such target.  60% of the bonus is based on the achievement of Company wide objectives established by the Compensation Committee and 40% of the bonus is based on an evaluation of personal performance as determined by the Compensation Committee.  For 2002, Mr. Klinkhammer was given a cash bonus of $900,000. For 2003, Mr. Klinkhammer’s base salary was increased to $625,000 and the expatriate premium was eliminated since Mr. Klinkhammer was no longer resident in the United Kingdom. The employment agreements also provide that Mr. Klinkhammer will receive an additional one time bonus of $1,000,000 if he is employed by the Company or any successor corporation to the Company on December 31, 2003 and if the price of the Class A Common Stock has increased from its price as of March 22, 1999 (i.e., $16.625 per share) and the percentage increase exceeds that of the Nasdaq Composite Index for such period.  The employment agreements also provide Mr. Klinkhammer with a severance of three times his base pay in the event he is terminated without cause.

            In March 2000 the Board of Directors (acting without the participation of Mr. Klinkhammer) upon the recommendation of the Compensation Committee cancelled all previously granted options to acquire shares of Class A Common Stock which had been granted to Mr. Klinkhammer under one of his employment agreements and awarded to Mr. Klinkhammer options to acquire 528,000 shares of the Class A Common Stock at an exercise price equal to $2.969 per share. This award was approved by the shareholders at the 2000 Annual General Meeting of Shareholders.  Options to acquire all 528,000 shares of Class A Common Stock pursuant to this award are currently vested.  All such options have an expiration date of March 8, 2007.  In April 2001, the Company awarded to Mr. Klinkhammer an option to purchase 48,000 shares of Class A Common Stock at an exercise price of $0.313 per share.  Such options vest in three equal annual installments on each of the first three anniversaries of the date of the grant.  Options to acquire 32,000 shares pursuant to this award are currently vested.  Such options expire on March 31, 2011.  In addition, in April 2002, the Company awarded to Mr. Klinkhammer an option to purchase 104,000 shares of Class A Common

13

Stock at an exercise price of $4.275 per share.  Such options vest in three equal installments on each of the first three anniversaries of the date of the grant.  Options to acquire 34,667 shares pursuant to this award are currently vested.  Such options expire on March 31, 2012.  Options granted to Mr. Klinkhammer are exercisable in the event that Mr. Klinkhammer’s employment is terminated by the Company as a result of a change in control of the Company.  The timing and amount of any subsequent option awards will be at the discretion of the Compensation Committee.

            Mr. Klinkhammer’s employment agreements also contain noncompetition provisions applicable during the term of the employment agreement and for a two year period thereafter, prohibit Mr. Klinkhammer from using confidential information of the Company during the term of the employment agreements and thereafter, and specify certain benefits and perquisites that Mr. Klinkhammer shall be entitled to receive. The employment agreements provide that if Mr. Klinkhammer’s employment agreements are not extended at the expiration of the term, he will serve as a part-time consultant for two years following such expiration, for which he will be paid $250,000 per annum.

Mark Wyllie

            Mark Wyllie, Vice President – Tax and Planning of the Company, has an employment agreement dated as of March 14, 2003, with a wholly-owned subsidiary of the Company.  Under the employment agreement, Mr. Wyllie is entitled to receive an aggregate annual salary of UK £125,000.  Mr. Wyllie has the opportunity to earn an annual cash bonus for each full year in a target amount of 33% of base salary (“Target Amount”), and is based upon the Company’s combined EBITDA in relation to the budgeted goal for the Company’s EBITDA and personal performance goals.  If combined EBITDA is equal to the budgeted goal, Mr. Wyllie will be eligible for a bonus payment of up to 100% of the Target Amount for performance.  If EBITDA is 150% of budget, Mr. Wyllie will be eligible for a bonus payment of up to 200% of the Target Amount for performance.  Mr. Wyllie’s employment agreement also contains noncompetition provisions applicable during the term of the employment agreement and for the three month period thereafter or if terminated earlier, for a period  equal to the lesser of a 12 months period or the remainder of his contract,  which  prohibits Mr. Wyllie from using confidential information of the Company during the term of the employment agreement and thereafter, and specifies certain benefits and perquisites that Mr. Wyllie shall be entitled to receive.  Mr. Wyllie’s employment agreement is for a term expiring on  December 31, 2004. However, the Company’s wholly-owned subsidiary may terminate the employment agreement at any time if it continues Mr. Wyllie’s salary for the lesser of a twelve-month period or the remainder of his contract and Mr. Wyllie may terminate the agreement at any time after June 30, 2003 with 60 days’ notice.

            In April 2001, the Company awarded to Mr. Wyllie options to acquire 40,000 shares of the Class A Common Stock at an exercise price of $0.313 per share.  Such options vest in three equal installments on each of the first three anniversaries of the date of the grant.  Options to acquire 26,667 shares of the Class A Common Stock are currently vested.  Such options expire on March 31, 2011.  In addition, in April 2002, the Company awarded to Mr. Wyllie options to acquire 8,000 shares of the Class A Common Stock at an exercise price of $4.275 per share.  Such options vest in three equal installments on each of the first three anniversaries of the date of the grant.  Options to acquire 2,667 shares of the Class A Common Stock are currently vested.  Such options expires on March 31, 2012.

Robert Burke

            Robert Burke, President and Chief Operating Officer of the Company, has an employment agreement dated as of July 16, 2001, with a wholly-owned subsidiary of the Company.  Under the employment agreement, Mr. Burke is entitled to receive an aggregate annual salary of UK £225,000, which may be increased each July at the Company’s discretion.  In addition, Mr. Burke was entitled to a monthly UK £3,500 allowance payable until such time as the Board of Directors of the Company approved an initial stock option grant to Mr. Burke. However, even after the initial stock option grant, the compensation committee agreed to continue to pay this amount to Mr. Burke.  Mr. Burke has the opportunity to earn an annual cash bonus for each full year with a target amount of 33% of yearly compensation (“Burke Target Amount”), based upon the subsidiary Company’s performance on a combined EBITDA basis in relation to the Company’s budgeted goals.  If 85% of the budgeted goal is achieved, Mr. Burke will be eligible for a bonus of 50% of the Burke Target Amount.  If EBITDA is 150% of budget, Mr. Burke will be eligible for a bonus payment of up to 200% of the Burke Target Amount for such performance.

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            In April 2002, the Company awarded to Mr. Burke options to acquire 60,000 shares of the Class A Common Stock at an exercise price of $4.275 per share.  Such options vest in three equal installments on each of the first three anniversaries of the date of the grant.  Options to acquire 20,000 shares of the Class A Common Stock are currently vested.  Such options expire on March 31, 2012.  Mr. Burke’s employment agreement also contains non-competition provisions applicable for a one year period following the termination of the agreement, prohibits Mr. Burke from using confidential information of the Company during the term of the employment agreement and thereafter, and specifies certain benefits and perquisites that Mr. Burke shall be entitled to receive.

            Mr. Burke’s employment agreement is for an indefinite term.  The Company can terminate the agreement upon 12 months written notice or at any time if the Company makes a lump sum payment in lieu of the 12 months notice.

Compensation Committee Interlocks and Insider Participation

            The members of the Compensation Committee at the end of the fiscal year ended December 31, 2002 were Ronald S. Lauder, Jacob Z. Schuster and Marie-Monique Steckel.  In March 2003, Bruce Maggin replaced Mr. Lauder on the Compensation Committee.  See “Compensation of Directors.”

15

AUDIT COMMITTEE REPORT

To Our Shareholders:

We have reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2002.

            We have discussed with Deloitte & Touche, the independent auditor for the Company, the matters required to be discussed by the Statements on Auditing Standards No. 61, Communications With Audit Committees, as amended.

            We have also received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with Deloitte & Touche its independence.

            Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

A copy of the Audit Committee Charter, which was adopted by the Board of Directors on November 20, 2002 and amended as of March 27, 2003, is attached to this Proxy Statement as Exhibit A.

Submitted by,

Charles R. Frank, Jr.
Alfred W. Langer
Bruce Maggin

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee administers the Company’s compensation programs for the Company’s executive management and also administers the Company’s stock option plans.

Compensation Objectives and Policies

            The Compensation Committee seeks to provide compensation packages to the Company’s executive officers that will motivate them and retain their services. The Compensation Committee has adopted the following basic objectives and policies for compensating the Company’s executive officers:

compensation plans reward individual and corporate achievement;
short and long-term incentives are to be effectively balanced to satisfy both the short and long-term goals of the Company; and
the interests of the Company’s executive officers are to be aligned with those of the Company’s shareholders through potential stock ownership.

The Compensation Committee has devised pay packages that consist of three components:

Base Salary

Base salaries are intended to provide regular compensation at a sufficient level to retain and motivate the Company’s executive officers.

Annual Bonus

            The Company’s annual bonus plan for the Company’s executive officers provides participants an opportunity to earn bonuses equal to a specified percentage of their salaries.  A portion of the bonus (determined by the Compensation Committee) is generally based on the achievement of company-wide financial objectives (such as attributable revenue and EBITDA) established by the Compensation Committee, and the remainder is based on an evaluation of personal performance submitted by management and approved by the Compensation Committee.  The performance of the Chief Executive Officer is evaluated solely by the Compensation Committee.

Stock Options

            Stock options are an integral part of the pay packages of the Company’s executive officers.  The Compensation Committee believes that stock options, which are designed to focus attention on stock values, are the most effective way of aligning the long-term interests of the Company’s executive officers with those of the Company’s shareholders. The exercise price of each option on shares of Class A Common Stock will not be less than the fair market value on the date the grant is approved by the Compensation Committee.  The Compensation Committee may elect to accelerate the vesting schedule of options based on the satisfaction of certain Company performance goals.

            Options will generally not be fully exercisable until four years after the option grant, which provides executives an incentive to increase shareholder value over the long term, since the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

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            Options under the 1995 Stock Option Plan expire on the earlier of their stated expiration date or (i) one year after termination of an executive’s employment, if such employment is terminated by reason of disability, death or retirement at or after age 65, or (ii) 90 days after termination of an executive’s employment, if such employment is terminated by the Company or a subsidiary other than for cause or by the executive’s voluntary termination.  However, in the event that the executive’s employment is terminated for cause, options under the 1995 Stock Option Plan which have not expired or otherwise been cancelled terminate immediately.

Fiscal Year 2002

Compensation of the Chief Executive Officer

Frederic T. Klinkhammer

            Frederic T. Klinkhammer has served as the Company’s Chief Executive Officer since March 1999.  Mr. Klinkhammer has entered into employment agreements with the Company and a wholly-owned subsidiary of the Company dated as January 1, 1998 and amended as of March 23, 1999.  They provide:

Salary

            An initial base salary of $350,000 per year with 5% increase in base salary per year ($430,128 for 2002) (or such greater amount determined at the option and sole discretion of the Compensation Committee) provided during the term of the agreements and an expatriate premium of UK £104,000 per year (plus an additional amount based on an increase in the consumer price index in the London metropolitan area, which totaled UK£160,725 for 2002).

Annual Bonus

            The Compensation Committee granted a $900,000 bonus to Mr. Klinkhammer for 2002.  The bonus granted to Mr. Klinkhammer was based on the achievement of Company-wide objectives and his achievement of personal performance objectives established by the Compensation Committee.  Mr. Klinkhammer’s bonus was in excess of that contemplated by his employment agreements because the combination of Company-wide and personal performance objectives achieved during 2002 vastly exceeded performance objectives.  The Compensation Committee determined that Mr. Klinkhammer achieved these objectives through the following performance by the Company:

Delivering combined Company EBITDA of $31.4 million, an 85% increase over 2001 combined Company EBITDA.
Achieving a 36% decrease in consolidated net loss as compared to the Company’s 2001 consolidated net loss.
Obtaining up to $30 million of standby financing from a group of lenders, led by affiliates of GoldenTree Asset Management.
Collected $29 million awarded in an arbitration claim filed against Dr. Vladamir Zelezny.
  Made substantial progress in obtaining a partial award in an arbitration claim filed against the Czech Republic in connection with NOVA TV.  The Czech Republic was ordered to remedy the injury the Company suffered as a result of the Czech Republic’s violations of the Netherlands-Czech Bilateral Investment Treaty (the “Treaty”) by payment of the fair market value of the Company’s investment as it was before consummation of the Czech Republic’s breach of the Treaty in 1999, in an amount to be determined at a second phase of the arbitration.

Successful relisting on NASDAQ.

18

Stock Option

            In April 2002, the Company awarded to Mr. Klinkhammer options to purchase 26,000 shares of Class A Common Stock at an exercise price of $17.10 per share.  Adjusted for two subsequent stock splits, this amounts to 104,000 shares of Class A Common Stock at an exercise price of $4.275 per share.  Such options vest in three equal installments.  The options will expire on March 31, 2012.  The Compensation Committee determined the size of the 2002 option grant based upon  his performance and the size of his past option grants.

In setting Mr. Klinkhammer’s compensation package when he became Chief Executive Officer in March 1999, a number of factors were considered, including:

  the desire of the Board of Directors to name a chief executive of the Company, with knowledge of both the operations and the short and long-term strategy of the Company, as Chief Executive Officer, particularly in light of the resignation of the prior chief executive officer after only one year with the Company;

  the unique skills and experience of Mr. Klinkhammer in the international media business which the Board of Directors believed would be necessary to lead the Company through what the Board of Directors believed would be an extremely challenging operating environment; and

the total compensation of key executives at other media companies.

Compensation Committee

JACOB Z. SCHUSTER
MARIE-MONIQUE STECKEL
BRUCE MAGGIN

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PERFORMANCE GRAPH

The following performance graph is a line graph comparing the change in the cumulative shareholder return of the Class A Common Stock against the total cumulative total return of the Nasdaq Composite Index and the Dow Jones World Broadcasting Index between December 31, 1997 and December 31, 2002.

Value of $100 invested at December 31, 1997 as of December 31, 2002:

Central European Media Enterprises Ltd	$22.77
NASDAQ Composite Index	$85.05
Dow Jones World Broadcasting Index (1)	$77.79

________________

(1)           This index includes 20 companies, many of which are non-U.S. based.  Accordingly, the Company believes that the inclusion of this index is useful in understanding the stock performance of the Company compared to companies in the television broadcast and cable industry.

20

PROPOSAL TO AMEND THE 1995 STOCK OPTION
PLAN OF THE COMPANY

            The Board of Directors believes that encouraging the employees and non-employee directors of the Company and its subsidiaries to own stock in CME benefits the Company and its shareholders.  Accordingly, from time to time, the Board of Directors has recommended, and the Company’s shareholders have approved, successive plans that have provided for the grant of options to employees and non-employee directors of the Company and its subsidiaries.  Previously, the Company’s shareholders approved the 1994 Stock Option Plan and the 1995 Stock Option Plan.  The Board of Directors continues to feel that stock options have been, and will continue to be, a very important factor in attracting and retaining talented employees and non-employee directors consistent with industry practices.  For these reasons, the Compensation Committee recommended that the Board of Directors adopt amendments to the 1995 Stock Option Plan, which would (i) increase from 1,600,000 to 1,812,000 the number of shares authorized for issuance pursuant to the amended 1995 Stock Option Plan (as proposed to be amended, the “Amended 1995 Plan”), and (ii) extend the expiration date of the Amended 1995 Plan from August 1, 2005 to May 21, 2013.  The Board of Directors adopted the amendments to the 1995 Stock Option Plan on March 27, 2003 and, is recommending that the shareholders ratify such amendments on May 22, 2003 at the Annual General Meeting.

            Pursuant to the 1994 Stock Option Plan, the shareholders have previously authorized for issuance options for up to 450,000 shares of Class A Common Stock.  Under the 1995 Stock Option Plan, shareholders have previously authorized for issuance options for up to 1,600,000 shares of the Company’s Common Stock, of which up to 160,000 shares may be used for the grant of options to purchase Class B Common Stock.  Under these Stock Option Plans, 536,117 shares remained available for new grants as of December 31, 2002 and 1,251,858 shares of the Company’s Class A and Class B Common Stock were subject to outstanding grants as of that date.  If the amendments to the 1995 Stock Option Plan are approved by the shareholders, 212,000 additional authorized but unissued shares of the Company’s Common Stock would be available for issue with respect to awards under the Amended 1995 Plan, of which up to 21,200 shares may be used for the grant of options to purchase Class B Common Stock.  If the shareholders approve the 1995 Stock Option Plan amendments, no further options will be granted under the 1994 Stock Option Plan.  Thus, if the shareholders approve this proposal, the pool of shares available for the future issuance of awards under the Amended 1995 Plan will be 535,795 shares, plus any shares attributable to outstanding awards under the 1995 Stock Option Plan which are subsequently forfeited or expire unexercised during the term of the Amended 1995 Plan.  Approval of the Amended 1995 Plan by shareholders would result in an additional 212,000 authorized shares under the Amended 1995 Plan, but because the Company will no longer grant available options under the 1994 Stock Option Plan, the net number of options available for grant by the Company will remain virtually unchanged.  The market value of the 212,000 additional shares proposed to be authorized for issuance under the Amended 1995 Plan was $2,438,000 on December 31, 2002, based on the closing price ($11.50 per share) of the Common Stock on that day as reported on the Nasdaq Composite Index.

            Exhibit B hereto contains a copy of the Amended 1995 Plan as proposed to be adopted.  The following summary of the principal features of the Amended 1995 Plan is qualified in its entirety by reference to Exhibit B hereto.

Principal Features of the Amended 1995 Plan

Name of Plan. The name of the plan is the “1995 Stock Option Plan.”

            Administration.  The Compensation Committee administers the Amended 1995 Plan.  The members of the Compensation Committee are “non-employee directors” within the meaning of Rule 16b-3(b)(i) of the Securities Exchange Act of 1934.

            Types of Awards.  Generally only incentive stock options (within the meaning of Section 422 of the Internal Revenue Code (the “Code”)) and nonqualified stock options (options that do not qualify as incentive stock options) may be awarded under the Amended 1995 Plan.

            Shares of Stock Authorized Under the Plan; Limitations.  The total number of shares of Common Stock that will be authorized for issuance under the Amended 1995 Plan is 1,812,000 shares (which consists of an aggregate of 1,600,000 shares previously authorized by the shareholders plus the 212,000 additional shares for which shareholder approval is currently being sought).  As of December 31, 2002, an aggregate of 323,795 shares remained available for grant under the 1995 Stock Option Plan.

21

            The number of shares subject to the Amended 1995 Plan, the number of shares reserved for issuance in accordance with the Amended 1995 Plan and the number of shares subject to non-incentive stock option awards to be provided to non-employee directors in accordance with the Amended 1995 Plan, shall be equitably adjusted in the event of capital adjustments described in the Amended 1995 Plan including, without limitation, a stock split, bonus issue, stock dividend, reorganization, merger, amalgamation or consolidation.  Appropriate price adjustments will also be made in such event.

            Eligibility.  Key employees and non-employee directors of the Company and its subsidiaries are eligible to receive awards under the Amended 1995 Plan.  Each non-employee director of the Company who served since the immediately preceding annual meeting of the shareholders shall be granted a non-incentive stock option to purchase 8,000 shares of Common Stock immediately after each annual meeting.  If, pursuant to the Company’s Bye-laws, the non-employee director is eligible to be a holder of Class B Common Stock, the grant will be for Class B Common Stock.  If the non-employee director is not eligible to be a holder of Class B Common Stock, the grant will be for Class A Common Stock.

            Term of the Plan.  The Amended 1995 Plan will terminate on May 21, 2013 or at such earlier time as the Board of Directors may determine.  No awards may be granted under the Amended 1995 Plan after its termination, but grants made before that date may continue to be exercisable and/or to vest after that date, and will otherwise be governed by the terms of the Amended 1995 Plan.

Awards Under the Amended 1995 Plan

            Stock Options.  The Compensation Committee may grant any participant incentive stock options, non-incentive stock options or both.  Incentive stock options, however, may be granted only to employees of the Company and its subsidiaries.  Incentive stock options may be granted until  May 21, 2013 under the Amended 1995 Plan.

            The initial exercise price of an incentive stock option shall be determined by the Compensation Committee, but may not be less than the fair market value of a share of Class A Common Stock or Class B Common Stock on the date of the grant; provided, however, that in the case of a participant who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all class of stock of the Company or of any parent or subsidiary of the Company (“Ten-Percent Holder”), the initial exercise price shall not be less than 110% of the fair market value of a share of the Class A Common Stock or the Class B Common Stock on the date of the grant.

            The initial exercise price of a non-incentive stock option granted to an employee shall be determined by the Compensation Committee, but may not be less than the fair market value of a share of Class A Common Stock on the date of the grant or the average fair market value of a share of Class A Common Stock over a period specified in the grant following the date the option is granted (not to exceed 20 business days).  The Compensation Committee may provide that the option price per share will increase to reflect the cost of the capital or any other objective measure.

            The per share option price for any non-incentive option awarded to a non-employee director at the discretion of the Compensation Committee shall be determined in the same manner as non-incentive options granted to employees of the Company.   The initial per share price of non-incentive, non-discretionary stock options awarded to non-employee directors as a result of such director’s prior year’s service, shall be equal to the average fair market value of a share of Class A Common Stock for the ten consecutive business days immediately following the date of the grant, or 105% of the ten consecutive business day average in the case of a grant of options for shares of Class B Common Stock.  The Compensation Committee may provide that the option price per share will increase to reflect the cost of capital or any other objective measure or may set the initial exercise price at an amount in excess of the fair market value at the time of the grant.

            Participants shall be granted stock options for such term as the Compensation Committee shall determine, but in no event shall such term exceed ten years from the date of the grant; provided, however, that the term of any incentive stock options granted to a Ten-Percent Holder shall not exceed five years from the date of the grant.  The aggregate fair market value of the shares of the Class A Common Stock or Class B Common Stock for which any participant may be granted incentive stock options which are exercisable for the first time in any calendar year shall not exceed $100,000.  Each stock option granted shall be exercisable, and the total number of shares subject thereto shall be purchasable, in installments.  Unless otherwise determined by the Compensation Committee, the first installment shall not become exercisable during the first year following the date of the grant.

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            No stock option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of the participant, each stock option granted may be exercised only by such participant; provided, however, that the Board of Directors or the Compensation Committee may provide that a participant may transfer non-incentive stock options for no consideration to any family member.

            In the event that a participant leaves the employ of the Company or any subsidiary, or a participant ceases to serve as a non-employee director by reason of (i) disability, (ii) death, or (iii) retirement at or after age 65, each stock option previously granted which has not expired or otherwise been cancelled shall become exercisable in full and shall, to the extent not exercised, terminate upon the earlier to occur of (i) the expiration of one year after the date of such disability, death or retirement and (ii) the date of termination specified in the stock options.  In the event that a participant leaves the employ of the Company or any subsidiary, or a participant ceases to serve as a non-employee director by reason of (i) termination by the Company or a subsidiary other than for cause or (ii) the participant’s voluntary termination, each stock option previously granted which has not expired or otherwise been cancelled shall, to the extent not exercised, terminate upon the earlier to occur of (i) the expiration of 90 days after the termination and (ii) the date of the termination specified in the stock options.  In the event that a participant leaves the employ of the Company or any subsidiary, or a participant ceases to serve as a non-employee director, by reason of termination by the Company for cause, each stock option previously granted which has not expired or otherwise been cancelled shall immediately terminate.

            Dissolution, Liquidation or Reorganization.  In the event of the dissolution or liquidation of the Company, or a merger, amalgamation, reorganization or consolidation in which the Company is not the surviving corporation, then except as otherwise provided in the Amended 1995 Plan, each award, to the extent not previously exercised, shall immediately be exercisable in full.

            Termination and Amendment.  The Board of Directors may at any time terminate the Amended 1995 Plan or make such modifications as it deems advisable; provided, however, that the Board of Directors may not, without further approval of the shareholders, increase the number of shares subject to awards under the Amended 1995 Plan.

U.S. Federal Income Tax Consequences of Issuance and Exercise of Options

            The following discussion of the United States Federal income tax consequences of the granting and exercise of options under the Amended 1995 Plan, and the sale of the Class A or Class B Common Stock acquired as a result thereof, is based on an analysis of the Code as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change.  The following discussion applies only to a participant who is a United States person (hereinafter referred to as a “United States Participant”).  For purposes of this discussion, a “United States Participant” means a citizen or resident alien of the United States.  In addition to being subject to the United States Federal income tax consequences described below, a United States Participant may also be subject to state, local and/or non-U.S. income tax consequences in the jurisdiction in which he or she works and/or resides.

Non-Incentive Stock Options. No income will be recognized by a United States Participant at the time non-incentive stock options are granted.

            Ordinary income will be recognized by a United States Participant at the time a non-incentive stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the United States Participant over the exercise price. In the case of a United States Participant who is an employee of the Company or its subsidiaries, this ordinary income may also constitute wages subject to the withholding of income tax, and the Company or its subsidiaries will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment to the Internal Revenue Service in money.

23

            A United States Participant generally will recognize capital gain or loss on a subsequent sale or other taxable disposition of the shares of Class A or Class B Common Stock acquired upon exercise of a non-incentive stock option, and such gain or loss will be measured by the difference between the amount realized on the disposition and the tax basis of such shares.  The tax basis of the shares acquired upon the exercise of the non-incentive stock option will be equal to the sum of the exercise price of the non-incentive stock option and the amount included in income upon exercise of the non-incentive stock option.  The holding period of the shares will be measured from the date of exercise.  Depending on whether the shares are held less than 12 months, or longer than 12 months, capital gain or loss will be either short-term or long-term.

            If a United States Participant makes payment of the exercise price of a non-incentive stock option by delivering shares of Class A or Class B Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

            Incentive Stock Options.  In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a United States Participant.  However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the United States Participant’s income.

            The sale of the shares of Class A or Class B Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to a United States Participant.  To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, a United States Participant must neither dispose of such shares within two years after the incentive stock option is granted nor within one year after the exercise of the incentive stock option.  In addition, a United States Participant generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the incentive stock option.

            If the holding period rules are not satisfied, the portion of any gain recognized by a United States Participant on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the Class A or Class B Common Stock on the date of the exercise minus the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary income, with any remaining gain being treated as capital gain.

            If the United States Participant makes a payment of the exercise price of an incentive stock option by delivering shares of Class A or Class B Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.  However, the use by a United States Participant of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares were not held by the Participant for the requisite holding period.

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Benefits Under the Amended 1995 Plan

            Because participation in the Amended 1995 Plan and the amount and terms of awards under the Amended 1995 Plan are at the discretion of the Compensation Committee (subject to the terms of the Amended 1995 Plan), and because performance criteria may vary from award to award and from grantee to grantee, benefits under the Amended 1995 Plan are not presently determinable.  Compensation paid and other benefits granted to named executive officer of the Company for the 2002 year are set forth in the Summary Compensation Table.  If the Amended 1995 Plan had been in effect in 2002, the persons and groups shown in the following table would have received the number of stock options shown below, which are the same number of stock options as were actually granted to the persons and groups in 2002 under the 1995 Stock Option Plan as currently in effect.

1995 Stock Option Plan

Name and Position	Number of Options

Frederic T. Klinkhammer, Vice Chairman, CEO and Director	104,000
Robert E. Burke, President and COO	60,000
Mark Wyllie, Vice President – Tax and Planning	8,000

Current Executive Officers as a group (3 Persons)	172,000

Charles R. Frank, Director	8,000
Herbert A. Granath, Director	8,000
Alfred W. Langer, Director	8,000
Ronald S. Lauder, Director	8,000
Bruce Maggin, Director	0
Jacob Z. Schuster, Director	8,000
Marie-Monique Steckel, Director	8,000

Current Non-Executive Directors as a group (7 Persons)	48,000

Employees in 2002 (excluding current executive officers)	8,000

Vote Required; Recommendation

            The approval of the amendments to the Central European Media Enterprises Ltd. 1995 Stock Option Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of proxy will be voted for approval of the amendments to the 1995 Stock Option Plan providing for 212,000 additional shares and the extension of the expiration date of the 1995 Stock Option Plan to May 21, 2013.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK OPTION PLAN.

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Equity Compensation Plan Information

            The following table provides information as of December 31, 2002, about Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans.  The table does not include the 212,000  additional shares proposed to be authorized under the 1995 Stock Option Plan for which shareholder approval is currently being sought.

Equity Compensation Plan Information

	(a)	(b)	(c)

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	1,251,858 (1)	12.81	536,117 (2)
Equity compensation plans not approved by security holders	34,000 (3)	22.88	466,000

Total	1,285,858	13.07	1,002,117 (4)

(1)	This number consists of options outstanding at December 31, 2002 under the Company’s 1994 Stock Option Plan and 1995 Stock Option Plan.
(2)

This number includes the aggregate number of shares of Common Stock that remain available for future issuance, at December 31, 2002, under the Company’s shareholder approved equity compensation plans, consisting of 212,322 shares available under the 1994 Stock Option Plan and 323,795 shares available under the 1995 Stock Option Plan.

(3)

This number consists of rights outstanding at December 31, 2002, under the Company’s 1998 Stock Appreciation Rights Plan (the “SAR Plan”).  The SAR Plan allows the Company to grant up to 500,000 SARs.  The SARs are subject to substantially the same vesting and other general conditions as apply to options granted under the 1995 Stock Option Plan.  When SARs are exercised, the grantee will receive in cash the amount by which the Company’s stock price exceeds a base price fixed by the Compensation Committee at the time of grant.

(4)

This number does not account for any rights granted pursuant to the Company’s 1998 Director, Officer and Senior Executive Co-Investment Plan.  This plan, which was approved by shareholders, provides that the Company’s most senior executives and key station managers may be eligible (i) for loans of up to $2,000,000 in the aggregate outstanding at any time from the Company to facilitate purchases of Class A Common Stock pursuant to the plan, and (ii) to purchase shares of the Class A Common Stock from the Company pursuant to the plan.  The plan, however, does not specify the number of shares that are authorized to be purchased and no shares have been purchased pursuant to the plan since its inception.  For foregoing reasons, no shares relating to the plan are included in the above table.

26

ADOPTION OF FINANCIAL STATEMENTS

            The Audit Committee of the Board of Directors has approved the audited financial statements for the Company’s fiscal year ended December 31, 2002 (the “Financial Statements”) for presentation to the shareholders at the Annual General Meeting of Shareholders.  Under Bermuda law, the shareholders are requested to adopt financial statements; under Bermuda law, the adoption of the Financial Statements by the shareholders does not affect any rights that the shareholders may have with respect to the Financial Statements.  The Financial Statements are included in the Company’s Form 10-K - 10-K/A information accompanying this Proxy Statement.

Vote Required; Recommendation

            The adoption of the Financial Statements requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of proxy will be voted for adoption of the Financial Statements and the auditors’ report thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE FINANCIAL STATEMENTS AND THE AUDITORS’ REPORT THEREON.

27

SELECTION OF AUDITORS

            At the recommendation of the Audit Committee, the Board of Directors recommends to the shareholders that Deloitte & Touche be appointed to serve as the independent auditors of the Company until the conclusion of the Company’s next annual general meeting of shareholders.  In addition, the Board of Directors recommends to the shareholders that the shareholders authorize the Board of Directors to approve the auditors’ fee.

            The Company previously engaged Arthur Andersen (“Andersen”) as the Company’s independent public accountant.  As recommended by the Company’s Audit Committee, the Board of Directors decided to no longer engage Andersen in such capacity and engaged Deloitte & Touche to serve as the Company’s independent public account beginning on August 1, 2002.  The date of resignation of Arthur Andersen was July 31, 2002.

            As stated on the Company’s Form 8-K, dated July 31, 2002, Andersen’s reports on the Company’s consolidated financial statements for the fiscal years 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.  The report for the year 2001 was modified on a going concern basis since in its cash flow projections the Company was relying on cash flows that were outside the Company management’s direct control.

            During the Company’s fiscal years 2000 and 2001, and through July 31, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

            The Company provided Andersen with a copy of the disclosures filed on the Form 8-K on July 31, 2002.  In response, Andersen provided the Company with a letter, attached as Exhibit 16 to the Form 8-K, acknowledging its agreement with such disclosures.  As stated on the Company’s Form 8-K/A, dated August 30, 2002, the Company was unable to obtain a similar statement in respect of the Form 8-K/A due to the acquisition of Andersen’s assets in the United Kingdom by Deloitte & Touche.

            During the Company’s fiscal years 2000 and 2001, and through July 31, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

            Representatives of Deloitte & Touche will be invited to attend the Meeting in order to have an opportunity to make a statement if they so desire and be available to respond to appropriate questions from shareholders.

Audit Fees

            Deloitte & Touche is the Company’s principal independent auditor.  Deloitte & Touche’s audit fees for auditing the Company’s annual consolidated financial statements for the year ended December 31, 2002 and reviews of the Company’s interim financial statements included in the Company’s Forms 10-Q filed with the Securities Exchange Commission during 2002 were $ 1,005,496.

Financial Information Systems Design and Implementation Fees

There were no fees for financial information systems design or implementation paid to Deloitte & Touche during the year ended December 31, 2002.

All other Fees

All other fees for Deloitte & Touche’s services, including tax preparation, during the year ended December 31, 2002, were $90,360.

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The Audit Committee of the Board of Directors has considered whether the provision of the services set forth in the preceding paragraph is compatible with maintaining Deloitte & Touche’s independence.

Vote Required; Recommendation

            The appointment of Deloitte & Touche to serve as the independent auditors of the Company and the authorization of the Board of Directors acting by the Audit Committee to approve the auditors’ fee requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy.  Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast.  Unless otherwise indicated, the accompanying form of Proxy will be voted for the appointment of Arthur Andersen as the Company’s auditors and for the Board of Directors acting by the Audit Committee to approve the auditors’ fee.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S AUDITORS AND A VOTE IN FAVOR OF AUTHORIZING THE BOARD OF DIRECTORS ACTING BY THE AUDIT COMMITTEE TO APPROVE THE AUDITORS’ FEE.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

SHAREHOLDER PROPOSALS

            Shareholder proposals must be received by the Company at its principal executive office by December 23, 2003 in order to be considered for inclusion in proxy materials distributed in connection with the 2004 annual general meeting of shareholders.

            The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the next annual general meeting of shareholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office by March 5, 2004.

MISCELLANEOUS

Under Bermuda law, no matter or business other than those set forth in the accompanying Notice of Annual Meeting of Shareholders is permitted to be presented at the Meeting.

            The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation.  Officers and regular employees may solicit proxies by mail, telephone, telegraph, electronic mail and personal interview, for which no additional compensation will be paid.  In addition, Georgeson Shareholder Communications Inc. has been engaged by the Company to act as proxy solicitors and will receive fees of $5,000, plus expenses.  The Company may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.

            Information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as amended by the Company's Form 10-K/A, is being circulated together with this Proxy Statement.

By order of the Board of Directors,

Nicolas G. Trollope
Secretary

Hamilton, Bermuda

April 28, 2003

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EXHIBIT A
CHARTER OF THE
AUDIT COMMMITEE OF THE BOARD OF DIRECTORS
OF CENTRAL EUROPEAN MEDIA ENTERPRISES, LTD.
ADOPTED ON NOVEMBER 20, 2002 AND AMENDED AS OF MARCH 27, 2003

Statement of Policy

The Audit Committee is a committee of the Board of Directors.  It shall provide assistance to the Board in fulfilling the Board’s oversight functions relating to the quality and integrity of the Company’s financial reports, monitor the Company’s financial reporting process and internal control system, and perform such other activities consistent with this Charter and the Company’s By-laws as the Committee or the Board deems appropriate.  It shall have such functions as are provided by NASDAQ, the Securities and Exchange Commission and the federal securities laws.

Membership

The Audit Committee shall be comprised of three or more directors, none of whom shall be an employee of the Company and each of whom shall be independent directors.  For purposes of the Audit Committee an independent director shall be one who meets the requirements set forth for independent directors by the laws and regulations applicable to the Audit Committee, including among others, the requirements of NASDAQ and the Securities Exchange Act of 1934 (the “Exchange Act”),  in effect from time to time. All members of the Committee shall be financially literate, and at least one member shall have past employment experience in finance or accounting, requisite financial certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their respective successors shall be duly elected and qualified.

Meetings

The Audit Committee shall meet at least three times annually, once to review the internal control program and procedures manual and policies for the Company, once to review the audit plan of the outside auditors, and once to review the post-audit findings, and the audit report of the outside auditors as well as the audited year-end financial statements prior to the public announcement of financial results and the filing of the year-end audited financial statements with the Securities and Exchange Commission. A quorum for these meetings shall be a majority of the members.

The Audit Committee shall also meet at least three times annually to confer with the outside auditors and management to review the Company’s interim financial statements and reports prior to the public announcement of financial results and the filing of the reports with the Securities and Exchange Commission.  A quorum for these meetings shall be one of the members.

The Audit Committee may also hold any special meetings as may be called by the Chairman of the Audit Committee or at the request of outside auditors or the internal accounting staff or management.  Members of senior management, the outside auditors or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary.  The Audit Committee shall meet with the outside auditors, the internal accounting staff and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting.  The Chairman will also cause minutes of each meeting to be prepared and circulated to the Committee Members.  The Audit Committee may meet via telephone conference calls or by unanimous written consent of its members.

A-1

The Committee shall report regularly to the Board as to its activities.

Relationship With Outside Auditors

The outside auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company’s shareholders, but shall report directly to the Audit Committee.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the outside auditors (including resolution of disagreements between management of the Company and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All auditing services and non-audit services provided to the Company by the outside auditors shall be preapproved by the Audit Committee in accordance with such rules or limitations the Audit Committee adopts.  The Audit Committee may delegate, subject to any rules or limitations it may deem appropriate, to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the decisions of any member to whom authority is so delegated to preapprove an activity shall be presented to the full Audit Committee at its next meeting.

Scope of Powers and Functions

The Audit Committee’s primary functions are to:

Documents/Reports Review

1.	Review and assess the adequacy of this Charter at least annually.

2.	Review all public announcements of financial results and quarterly and annual financial statements and reports prior to any filing with the Securities and Exchange Commission.

3.	Recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

Outside Auditors

4.	Approve the appointment and compensation of the outside auditors prior to any engagement and recommend that appointment to shareholders for ratification.

5.

Review all relationships the outside auditors have with the Company to determine their independence and obtain and review a report from the outside auditors concerning the auditors’ internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.  The outside auditors shall annually provide to the Audit Committee a written statement delineating all such matters.

6.	Review the annual audit plan of the outside auditors and evaluate their performance.

7.	Review the experience and qualifications of the senior members of the outside auditors team and of the senior internal corporate accounting and financial reporting staff.

8.

Obtain and review a report from the outside auditors at least annually as to (a) all critical accounting policies to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditors, and (c) other material written communications between the outside auditors and management of the Company, including management letters and schedules of unadjusted differences.

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9.	Require the rotation of the lead (and coordinating or reviewing) audit partner on a regular basis in accordance with the requirements of the Exchange Act.

10.	Review the Company’s hiring of employees or former employees of the outside auditors who participated in any capacity in the audits of the Company.

Financial Reporting Processes

11.	Consult with the outside auditors concerning the completeness and accuracy of the Company’s financial statements.

12.	Consult with the outside auditors as regards to the Company’s accounting principles as applied in its financial statements and reporting.

13.	Review any significant judgments made in management’s preparation of the financial statements and the view of the outside auditors as to the appropriateness of such judgments.

14.	Review any significant difficulties encountered during the course of the audit or review, including any restrictions on the scope of the outside auditors’ work or access to reviewed information.

15.	Review any disagreements between management and the outside auditors in connection with any public announcements of financial results and quarterly and annual financial statements and reports.

16.	Review changes to the Company’s accounting principles as recommended by the outside auditors or management.

17.

Review with the outside auditors and internal accounting staff the adequacy of the Company’s system of internal controls and disclosure controls and procedures, including computerized information system controls and security, and any related significant findings and recommendations of the outside auditors, together with management’s responses thereto.

18.

Review periodically with the Company’s management, general counsel and outside auditors, legal and regulatory matters and accounting initiatives that could have a significant effect on the Company’s financial statements.

19.

Discuss with management and the outside auditors the effect of unconsolidated subsidiaries and the corporate ownership structure, as well as of any off-balance sheet finance or special purpose vehicles, on the Company’s financial statements.

Other

20.

Review existing policies concerning related party transactions and conflicts of interest between Board members or senior management, on the one hand, and the Company, on the other hand and recommend any changes to such policies.

21.

Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	Review the Company’s policies with respect to risk assessment and risk management.

23.	Perform an annual self-evaluation of the Audit Committee.

24.	Investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

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The Audit Committee shall have such other functions as are provided by NASDAQ, the Securities and Exchange Commission and the federal securities laws.

The Audit Committee shall have the authority to engage and determine funding for outside legal, accounting or other advisors as it determines necessary to carry out its functions.

Limitation of Audit Committee’s Role

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures.  The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit.  The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board of Directors.

While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.   The responsibility to plan and conduct audits is that of the outside auditors.  The Company’s management has the responsibility to determine that the Company’s disclosures and financial statements are complete and accurate and in accordance with generally accepted accounting principles.  It is also not the duty of the Audit Committee to assure the Company’s compliance with laws and regulations or compliance with any code(s) of conduct adopted by the Company.  The primary responsibility for these matters rests with the Company’s management.

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EXHIBIT B

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

1995 STOCK OPTION PLAN

As Amended as of March 27, 2003

1. Purpose

The purpose of the 1995 Stock Option Plan (the "Plan") is to induce employees, nonemployee consultants and directors who are not employees of the Company or a Subsidiary ("nonemployee directors") to retain their association with Central European Media Enterprises Ltd. (the "Company"), its affiliates and its present and future subsidiaries (each a "Subsidiary"), as defined in Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), to attract new employees, nonemployee consultants and nonemployee directors and to encourage such employees, nonemployee consultants and nonemployee directors to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 hereof at the time of the grant thereof.

2. Adoption of the Plan

The Plan was adopted by resolution of the Board on August 2, 1995 and ratified by a majority of the votes cast by holders of outstanding Common Shares, $.08 par value, of the Company (the "Common Shares"), at the Company's annual general meeting of shareholders held on May 3, 1996, amended several times thereafter and further amended by the Board on  March 27, 2003.  The amendment adopted at by the Board on March 27, 2003 shall become effective upon ratification thereof by a majority of the votes cast at a duly constituted meeting of the holders of the Common Shares.

3. Common Shares Subject to Plan

1,812,000 of the authorized but unissued shares of the Class A Common Shares (the "Class A Common Shares") and 181,200 of the authorized but unissued shares of the Class B Common Shares (the "Class B Common Shares"), are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the aggregate number of Common Shares that may be issued under the Plan shall not exceed 1,812,000; provided further, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Shares or Class B Common Shares are purchased by the Company and set aside for issue upon the exercise of Options; and provided further, however, that the number of Class A Common Shares reserved shall be reduced by the number of Class B Common Shares that are delivered pursuant to the exercise of Options hereunder. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

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4. Administration

The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the period during which each Option shall be exercisable and the vesting schedule therefor (which may vary with each optionee and may be granted on a basis less favourable to the optionee than that provided in Section 10 hereof), the number of Class A Common Shares or of Class B Common Shares to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that Options on Class B Common Shares shall be granted only to persons eligible to be a holder of Class B Common Shares pursuant to the Company's Bye-laws; and provided further, however, that only the Board shall grant Options to nonemployee directors, other than Options granted to nonemployee directors pursuant to Section 20.B. hereof, and to determine the terms thereof. In making such determinations, the Committee or the Board, as the case may be, may take into account the nature of the services rendered by the respective employees, nonemployee consultants and nonemployee directors, their present and potential contributions to the success of the Company or any Subsidiary and such other factors as the Committee or the Board in its discretion shall deem relevant. The Committee's or Board's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

5. Committee

The Committee shall mean the Compensation Committee of the Company as constituted by the Board of Directors from time to time and acting in accordance with its duly adopted charter.

6. Eligibility

An Option may be granted only to a key employee or nonemployee consultant of the Company or a Subsidiary. A director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary shall be eligible to receive an Option, but only as provided in Sections 4 and 20 hereof.

7. Option Prices

A.            The initial per share option price of an Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a Class A Common Share or Class B Common Share on the date of grant; provided, however, that, in the case of a Participant who owns, or is deemed to own, shares of stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, determined pursuant to rules applicable to Section 422(b)(6) of the Code (a “Ten-Percent Holder”), at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a Class A Common Share or Class B Common Share on the date of grant.

B.            The initial per share option price of any Option which is a non-incentive stock option granted to an employee or nonemployee consultant shall be the price determined by the Committee, but not less than either the fair market value of a Class A Common Share on the date of grant or the average fair market value of a Class A Common Share over a period specified in the grant following the date the Option is granted not to exceed 20 business days. The Committee may provide that the option price per share will increase to reflect the cost of the capital or any other objective measure or may set the initial exercise price at an amount in excess of the fair market value at the time of grant. The per share option price of any Option granted to a nonemployee director pursuant to Section 20.A. shall be determined in the same manner as the per share option price for options granted to employees and nonemployee consultants, and the per share option price of an Option granted to a nonemployee director pursuant to Section 20.B. shall be determined as provided in Section 20.B.

C.            For all purposes of the Plan, the fair market value of a Class A Common Share or a Class B Common Share on any date shall be equal to (i) if, on such day, the Class A Common Shares shall be traded on a national securities exchange, the closing sales price of a Class A Common Share as published by such national securities exchange or if there is no sale of the Class A Common Shares on such date, the average of the bid and asked price on such exchange at the close of trading on such date, or (ii) if the Class A Common Shares are not listed on a national securities exchange on such date, and are traded on a national securities market, the average of the bid and asked price in the over-the-counter market at the close of trading on such date, or (iii) if the provisions of clause (i) and clause (ii) shall not be applicable, such amount as shall be determined in good faith by the Board.

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8. Option Term

Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, in the case of  an incentive stock option granted to a Ten-Percent Holder, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof. The Committee may provide that the length of the term of an Option will vary with the length of the period over which the Option first becomes exercisable.

9. Limitations on Amount of Incentive Stock Options Granted

The aggregate fair market value of the Class A Common Shares or the Class B Common Shares for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

10. Exercise of Options

A.            Each Option shall be exercisable and the total number of shares subject thereto shall be purchasable in installments, which need not be equal, as specified in the Option. Except as otherwise determined by the Committee, the first installment shall not become exercisable during the period commencing on the date of the granting of such Option and ending on the day next preceding the first anniversary of such date. An installment once exercisable shall remain exercisable until the Option expires or is terminated.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

C.            An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of Class A Common Shares or Class B Common Shares and payment to the Company of the amount of the option price for the number of Class A Common Shares or the Class B Common Shares so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of Class A Common Shares or Class B Common Shares, as the case may be, having a fair market value equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the United States Securities Exchange Act of 1934, as amended, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all of any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the Class A Common Shares or Class B Common Shares issuable upon such exercise; provided, further, however, that any such exercise shall not violate Section 402 of the United States Sarbanes-Oxley Act of 2002.

D. Notwithstanding the terms of this Section 10, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

11. Transferability

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him; provided, however that the Board or Committee may provide that a Participant may transfer a non-incentive stock option for no consideration to any Family Member of such Participant.  For this purpose, “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incomopetency for purposes of the protection and management of the assets of the Participant.

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12. Termination of Employment or Service

In the event a Participant leaves the employ of the Company and the Subsidiaries, or the services or the contract of a nonemployee consultant to the Company or a  Subsidiary is terminated or a Participant ceases to serve as a nonemployee director (a "Termination"), an Option may thereafter be exercised only as hereinafter provided:

(a)           If Termination occurs by reason of (i) disability, (ii) death or (iii) retirement at or after age 65, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one (1) year after the date of such Termination and the date of termination specified in such Option;

(b)           If Termination occurs by reason of (i) termination by the Company or a Subsidiary other than for Cause or (ii) the Participant's voluntary termination, each Option theretofore granted to him which shall not have theretofore expired or otherwise have been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of ninety (90) days after the date of Termination and the date of termination specified in such Option, and

(c)           If Termination occurs by reason of termination by the Company for Cause, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall immediately terminate;

"Cause" shall mean (i) the commission by a Participant of any act or omission that would constitute a felony under United States federal, state or equivalent foreign law, or an indictable offense under Bermuda law, (ii) a Participant's gross negligence, recklessness, dishonesty, fraud, disclosure of trade secrets or confidential information, willful malfeasance or willful misconduct in the performance of services to the Company or its Subsidiaries, (iii) willful misrepresentation to shareholders or directors which is injurious to the Company; (iv) a willful failure without reasonable justification to comply with reasonable directions of a Participant's supervisor; or (v) a willful and material breach of a Participant's duties or obligations under any agreement with the Company or a Subsidiary.

13. Adjustment of Number of Shares

A.            In the event that a dividend shall be declared upon the Class A Common Shares payable in Class A Common Shares, the number of Class A Common Shares then subject to any Option, the number of Class A Common Shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of Class A Common Shares referred to in Section 20.B. hereof shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

B.            In the event that the outstanding Class A Common Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then there shall be substituted for each Class A Common Share then subject to any Option, for each Class A Common Share reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each Class A Common Share referred to in Section 20.B. hereof, the number and kind of shares of stock or other securities into which each outstanding Class Common Share shall be so changed or for which each such share shall be exchanged.

C.            In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding Class A Common Shares, or of any stock or other securities into which the Class A Common Shares shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option, the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Section 20.B. hereof, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

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D.            In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

E. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

F.             In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in second sentence of this Section 13, each Option, to the extent not theretofore exercised, shall be immediately exercisable in full.

G. This Section 13 shall apply, pari passu, with respect to Class B Common Shares.

14. Purchase for Investment, Withholding and Waivers.

Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the United States Securities Act of 1933, as amended, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to all federal, state, local and foreign withholding tax requirements as the Committee may determine.

15. No Stockholder Status.

Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any Class A Common Share or Class B Common Share covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16. No Restrictions on Corporate Acts.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Shares or Class B Common Shares or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17. No Employment Right or Right to Continued Service.

Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary, as a nonemployee consultant to the Company or a Subsidiary or as a director of the Company.

18. Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the Common Shares voting as a single class as provided in the Company's Bye-Laws present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised or otherwise amend the Plan in contravention of any applicable rules or regulations, including the rules of any national securities exchange or market on which the Common Shares of the Company may be listed. Except as otherwise provided in Section 13 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

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19. Expiration and Termination of the Plan.

The Plan shall terminate on the business day preceding the tenth anniversary of May 22, 2003 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

20. Options for Outside Directors.

A. A nonemployee director shall be eligible to receive Options. Except as otherwise provided in this Section 20, each such Option shall be subject to all of the terms and conditions of the Plan.

B.            I. At each annual meeting of the Company, each nonemployee director who shall have served as a nonemployee director since the immediately preceding annual meeting shall be granted a non-incentive stock option to purchase 8,000 Common Shares, which shall be Class B Common Shares in the case of a nonemployee director who is eligible to be a holder of Class B Common Shares pursuant to the Company's Bye-laws or otherwise shall be Class A Common Shares.

II. The initial per share option price of each Option granted to a nonemployee director pursuant to this Section 20.B. shall be equal to the average fair market value of a Class A Common Share for the ten (10) consecutive business days immediately following the date the Option is granted, or 105% of the ten (10) consecutive business day average thereof, in the case of a grant of an Option on Class B Common Shares. Notwithstanding the preceding sentence, the Committee may provide that the option price per share will increase to reflect the cost of capital or any other objective measure or may set the initial exercise price at an amount in excess of the fair market value at the time of grant.

III. The term of each Option granted to a nonemployee director pursuant to this Section 20.B. shall be ten years from the date of the granting thereof.

IV. All or any portion of the payment required upon the exercise of an Option granted to a nonemployee director may be made in kind by the delivery of Class A Common Shares or Class B Common Shares, as the case may be, having a fair market value on the date the Option is exercised equal to the portion of the option price so paid.

The provisions of this Section 20 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are nonemployee directors.

21. Miscellaneous.

A.            It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation.  The committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Shares or make payments; provided, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

B. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

C.            Unless otherwise determined by the Committee, any withholding obligations may be settled with Common Shares, including Common Shares that are part of the award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with Common Shares.

D.            The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.

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E.             Any amounts owed to the Company or a Subsidiary by the Participant of whatever nature may be offset by the Company from the value of any Common Shares, cash or other thing of value under this Plan or an agreement or certificate to be transferred to the Participant, and no Common Shares, cash or other thing of value under this Plan or an agreement or certificate shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims against the Company or a Subsidiary in respect thereof.

F.             To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the awards in jurisdictions outside the United States of America, the Committee may in its discretion modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of such jurisdictions.

G. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

H.            If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

I.              This Plan shall inure to the benefit of and be binding on each successor and assign of the Company.  All obligations imposed on a Participant, and all rights granted to the Company hereunder, shall be binding on the Participant’s heirs, legal representatives and successors.

J.             This Plan and each agreement or certificate granting an award constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between this Plan and such agreement or certificate, the terms and conditions of the Plan shall control.

K.            None of the Company, any Subsidiary or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Shares or an Option, and such holder shall have no right to be advised of, any material non-public information regarding the Company or any Subsidiary at any time prior to, upon or in connection with, the receipt or exercise of an Option.

22. Governing Law.

The Plan shall be governed by the laws of Bermuda.

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FORM OF PROXY

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
PROXY FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS--MAY 22, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Fredric T. Klinkhammer, Nicolas G. Trollope and Kevin Butler, or any of them acting singly, with the power of substitution in any of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of Central European Media Enterprises Ltd. (the “Company”) held of record by the undersigned on April 1, 2003 at the Annual General Meeting of Shareholders to be held at the Elbow Beach Hotel, 60 South Shore Road, Paget, Bermuda, on May 22, 2003, at 11:00 A.M. and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.	The election of eight directors nominated by the Board of Directors to serve until the next Annual General Meeting of Shareholders:

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for

	(except as indicated below)		the nominees listed below

RONALD S. LAUDER, FREDERIC T. KLINKHAMMER, JACOB Z. SCHUSTER, MARIE-MONIQUE STECKEL, ALFRED W. LANGER, CHARLES R. FRANK, JR., HERBERT A. GRANATH, BRUCE MAGGIN.

INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee’s name on this line:

2.	The approval of an amendment to the Company’s 1995 Stock Option Plan to provide for 212,000 additional shares and an extension of the 1995 Stock Option Plan expiration date to May 21, 2013.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The adoption of the financial statements of the Company and the auditors’ report thereon for the Company’s fiscal year ended December 31, 2002.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.

The appointment of Deloitte & Touche as the independent auditors of the Company for the 2003 fiscal year and the authorization of the Board of Directors acting by the Audit Committee to approve the auditors’ fee.

☐	FOR	☐	AGAINST	☐	ABSTAIN

            This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted (i) FOR the election of the eight named individuals as directors, (ii) FOR the approval of the amendment to the Company’s 1995 Stock Option Plan to provide for 212,000 additional shares and an extension of the 1995 Stock Option Plan expiration date to May 21, 2013, (iii) FOR the adoption of the financial statements of the Company and the auditors’ report thereon for the Company’s fiscal year ended December 31, 2002, and (iv) FOR the appointment of Deloitte & Touche as the independent auditors of the Company for the 2003 fiscal year and the authorization of the Board of Directors acting by the Audit Committee to approve the auditors’ fee.

Shares cannot be voted unless this proxy card is signed and returned or shares are voted in person at the Annual General Meeting.

            The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on May 22, 2003, and the Proxy Statement, dated April 28, 2003 prior to the signing of this proxy.

Dated _____________________ , 2003

            Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. When a proxy is given by a partnership, it should be signed in the partnership name by an authorized person.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.